EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Gillette Company (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Kilts, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.


                               /s/ James M. Kilts
                               ----------------------------------
                               James M. Kilts
                               Chairman of the Board, Chief Executive
                               Officer


Date:  May 6, 2003



A signed original of this written statement required by Section 906 has been provided to The Gillette Company and will be retained by The Gillette Company and furnished to the Securities and Exchange Commission or its staff upon request.